Exhibit 99.1
For Release February 21, 2007 — 2:30 pm PST
STERLING FINANCIAL CORPORATION OF SPOKANE, WA,
AND NORTHERN EMPIRE BANCSHARES OF SANTA ROSA,
CA, SHAREHOLDERS APPROVE MERGER
February 21, 2007, Spokane, WA and Santa Rosa, CA — Sterling Financial Corporation (“Sterling”) (NASDAQ:STSA) and Northern Empire Bancshares (“Northern Empire”) (NASDAQ:NREB) today announced that shareholders of both Sterling and Northern Empire have approved the proposed acquisition of Northern Empire by Sterling. Approvals were obtained at special meetings of Northern Empire and Sterling shareholders held on February 20, 2007 and February 21, 2007, respectively.
Under the terms of the merger agreement, which has been unanimously approved by the Boards of Directors of both companies, each share of Northern Empire common stock will be converted into the right to receive 0.8050 shares of Sterling common stock and $2.71 in cash, subject to certain conditions.
The transaction remains subject to customary closing conditions, and is expected to close on February 28, 2007. The last day of trading on the NASDAQ Stock Market for Northern Empire will be the merger closing date.
ABOUT STERLING
Sterling Financial Corporation of Spokane, Washington, is a bank holding company of which the principal operating subsidiaries are Sterling Savings Bank and Golf Savings Bank. Sterling Savings Bank is a Washington State-chartered, federally insured commercial bank, which opened in April 1983 as a stock savings and loan association. Sterling Savings Bank, based in Spokane, Washington, has financial service centers throughout Washington, Oregon, Idaho and Montana. Through Sterling Savings Bank’s wholly owned subsidiaries, Action Mortgage Company and INTERVEST-Mortgage Investment Company, it operates loan production offices throughout the western region. Sterling Savings Bank’s subsidiary Harbor Financial Services provides non-bank investments, including mutual funds, variable annuities and tax-deferred annuities and other investment products through regional representatives throughout Sterling Savings Bank’s branch network.
Golf Savings Bank is a Washington State-chartered and FDIC insured savings bank. Golf Savings Bank’s primary focus is the origination of single-family residential mortgage loans.
ABOUT NORTHERN EMPIRE BANCSHARES
Northern Empire Bancshares operates as the holding company for Sonoma National Bank, which provides commercial banking services in northern California. The bank provides non-interest bearing demand, non-interest bearing savings, interest bearing transaction accounts, time certificates, checking deposits, certificates of deposit and other time certificates. Its loan portfolio comprises real estate mortgage loans, real estate construction loans, commercial loans, consumer installment loans and commercial loans guaranteed by the Small Business Administration. As of February 20, 2007, the bank operated 13 banking offices in Sonoma,

Marin and Contra Costa counties, California. The company was incorporated in 1982 and is based in Santa Rosa, California.
ADDITIONAL INFORMATION ABOUT THE STERLING — NORTHERN EMPIRE TRANSACTION
AND WHERE TO FIND IT
On January 10, 2007, Sterling filed an amended registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”), and on January 17, 2007, Sterling and Northern Empire mailed a proxy statement/prospectus to their respective security holders containing information about the transaction. In addition to the registration statement filed by Sterling and the proxy statement/prospectus mailed to the security holders of Sterling and Northern Empire, Sterling and Northern Empire file annual, quarterly and current reports, proxy statements and other information with the SEC. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the SEC at its website at www.sec.gov. The documents filed by Sterling may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the SEC by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by Northern Empire may also be obtained by requesting them in writing at Northern Empire Bancshares, 801 Fourth Street, Santa Rosa, CA 95404, or by telephone at (707) 591-9000. In addition, investors and security holders may access copies of the documents filed with the SEC by Northern Empire on its website at www.snbank.com.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Sterling and Northern Empire, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s and Northern Empire’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as ''expects,’’ ’’anticipates,’’ ''intends,’’ ''plans,’’ ''believes,’’ ''seeks,’’ ''estimates,’’ or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the managements of Sterling and Northern Empire, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond management’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and Northern Empire may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) adverse governmental or regulatory policies may be enacted; (5) the interest rate environment may further compress margins and adversely affect net interest income; (6) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (7) competition from other financial services companies in Sterling’s and Northern Empire’s markets could adversely affect operations; and (8) an economic slowdown could adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s and Northern Empire’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s website at www.sec.gov. The documents filed by Sterling, may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the SEC by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by Northern Empire may also be obtained by requesting them in writing at Northern Empire Bancshares, 801 Fourth Street, Santa Rosa, CA 95404, or by telephone at (707) 591-9000. In addition, investors and security holders may access copies of the documents filed with the SEC by Northern Empire on its website at www.snbank.com.
Sterling and Northern Empire caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sterling or Northern Empire or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Sterling and Northern Empire do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Sterling Contacts:	Sterling Financial Corporation
Harold B. Gilkey
Chairman and Chief Executive Officer
509-354-8186

Daniel G. Byrne
EVP, Chief Financial Officer
509-458-3711

Media Contact:	Jennifer Lutz
Public Relations Specialist
509-458-2711 Extension 6545

Northern Empire Contact:	Northern Empire Bancshares
Deborah A. Meekins
Chief Executive Officer
707-591-9000

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